UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 1, 2016

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446 - 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Agreements with Danaher Corporation

On July 1, 2016, Danaher Corporation (“Danaher”) entered into definitive agreements with Fortive Corporation (“Fortive”), a wholly owned subsidiary of Danaher at that time, that, among other things, set forth the terms and conditions of the separation of Fortive from Danaher (the “Separation”) and the distribution of Fortive’s outstanding common stock, par value $0.01 per share, to Danaher’s stockholders (provided that fractional Fortive shares that Danaher stockholders would otherwise have been entitled to receive were aggregated and are being sold in the public market by the distribution agent, with the proceeds to be distributed ratably to such Danaher stockholders) (the “Distribution”). The agreements provide a framework for Danaher’s relationship with Fortive from and after the Separation, including the allocation between Fortive and Danaher of Danaher’s and Fortive’s assets, employees, liabilities and obligations attributable to periods prior to, at and after the Separation. In connection with the Separation, Danaher and Fortive entered into a Separation and Distribution Agreement (the “Separation Agreement”), an Employee Matters Agreement (the “Employee Matters Agreement”), a Tax Matters Agreement (the “Tax Matters Agreement”), a Transition Services Agreement (the “Transition Services Agreement”), an Intellectual Property Matters Agreement (the “Intellectual Property Matters Agreement”) and a DBS License Agreement (the “DBS License Agreement”), each dated as of July 1, 2016. A summary of certain material features of the Separation Agreement, Employee Matters Agreement, the Tax Matters Agreement, the Transition Services Agreement, the Intellectual Property Matters Agreement and the DBS License Agreement, all of which are referenced below, can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Danaher” in Fortive’s Information Statement, which is included as Exhibit 99.1 to Fortive’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2016 (the “Information Statement”). These summaries are incorporated by reference into this Item 1.01 in their entirety.

Separation Agreement

The Separation Agreement sets forth, among other things, the agreements between Fortive and Danaher regarding the principal transactions necessary to effect the Separation and the Distribution. It also sets forth other agreements that govern certain aspects of Fortive’s ongoing relationship with Danaher after the completion of the Separation and the Distribution. The description of the Separation Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.

Employee Matters Agreement

The Employee Matters Agreement sets forth, among other things, the allocation of assets, liabilities and responsibilities relating to employee compensation and benefit plans and programs and other related matters in connection with the Separation, including the treatment of outstanding equity and other incentive awards and certain retirement and welfare benefit obligations. The description of the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Tax Matters Agreement

The Tax Matters Agreement governs Fortive’s and Danaher’s respective rights, responsibilities and obligations after the Distribution with respect to tax liabilities (including taxes, if any, incurred as a result of any failure of the Distribution or certain related transactions to qualify for tax-free treatment for U.S. federal income tax purposes) and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. The description of the Tax Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement filed as Exhibit 10.2 hereto and incorporated herein by reference.

Transition Services Agreement

The Transition Services Agreement sets forth the terms and conditions pursuant to which Danaher and its subsidiaries and Fortive and its subsidiaries will provide to each other various services. The services to be provided include information technology, facilities, certain accounting and other financial functions, and administrative services. The charges for the transition services generally are expected to allow the providing company to fully recover all out-of-pocket costs and expenses it actually incurs in connection with providing the service, plus, in some cases, the allocated indirect costs of providing the services, generally without profit. The description of the Transition Services Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement filed as Exhibit 10.3 hereto and incorporated herein by reference.

Intellectual Property Matters Agreement

The Intellectual Property Matters Agreement sets forth the terms and conditions pursuant to which Danaher has granted to Fortive a personal, generally irrevocable, non-exclusive, worldwide, and royalty-free license to use certain intellectual property rights retained by Danaher. Fortive will be able to sublicense its rights in connection with activities relating to Fortive’s and its affiliates business, but not for independent use by third parties.

Fortive has also granted back to Danaher a personal, generally irrevocable, non-exclusive, worldwide, and royalty-free license to continue to use the transferred intellectual property rights. Danaher will be able to sublicense its rights in connection with activities relating to Danaher’s and its affiliates retained business, but not for independent use by third parties. This license back will permit Danaher to continue to use the transferred intellectual property rights in the conduct of its remaining businesses. The description of the Intellectual Property Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Intellectual Property Matters Agreement filed as Exhibit 10.4 hereto and incorporated herein by reference.

DBS License Agreement

The DBS License Agreement sets forth the terms and conditions pursuant to which Danaher has granted a non-exclusive, worldwide, non-transferable, perpetual license to Fortive to use DBS solely in support of its businesses. Fortive will be able to sublicense such license solely to direct and indirect, wholly-owned subsidiaries (but only as long as such entities remain direct and indirect, wholly-owned subsidiaries). In addition, each of Danaher and Fortive licensed to each other improvements made by such party to DBS during the first two years of the term of the DBS License Agreement. The description of the DBS License Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the DBS License Agreement filed as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information included under Item 5.03 of this Current Report on Form 8-K regarding the Amended and Restated Certificate of Incorporation is incorporated into this Item 3.03 by reference.

Item 5.01.	Changes in Control of Registrant.

Immediately prior to the Distribution, Fortive was a 100% owned subsidiary of Danaher. The Distribution was completed effective as of 12:01 a.m. on July 2, 2016. Following the completion of the Distribution, Fortive became an independent public company trading under the symbol “FTV” on the New York Stock Exchange, and Danaher retained no ownership interest in Fortive. The Distribution was made to Danaher’s stockholders of record as of the close of business on June 15, 2016 (the “Record Date”), who received one share of Fortive common stock for every two shares of Danaher common stock held as of the Record Date. Danaher did not issue fractional shares of Fortive’s common stock in the Distribution. Fractional shares that Danaher stockholders would otherwise have been entitled to receive were aggregated for sale in the public market by the distribution agent. The aggregate net cash proceeds of these sales will be distributed ratably to those stockholders who would otherwise have been entitled to receive fractional shares.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensation Actions for James A. Lico

On July 5, 2016, the Compensation Committee of the Fortive Board of Directors (the “Committee”) met and, after considering various factors regarding the compensation to be provided to James A. Lico, Fortive’s President and Chief Executive Officer, determined to approve the following with respect to Mr. Lico:

•	An annual base salary of $1,000,000, effective as of July 2, 2016;

•	A short-term cash incentive opportunity of 125% of annual base salary, generally subject to the achievement of performance goals determined by the Committee and pro rated for any partial year;

•	A long-term equity compensation award in respect of 2016, with a grant date target value of $1,250,000. A total of 50% of the award consists of options to purchase shares of Fortive common stock subject to vesting in equal installments on each of the fourth and fifth anniversaries of the date of grant. The remaining 50% of the award consists of performance-based vesting restricted shares of Fortive common stock, one-half of which are subject to vesting based on Fortive obtaining positive net income for the four consecutive quarters following the Distribution and one-half of which are subject to vesting based on the achievement of relative total shareholder return metric; and

•	A one-time founder’s grant of long-term equity compensation awards with a grant date target value of $2,500,000. A total of 50% of the award consists of options to purchase shares of Fortive common stock subject to vesting in equal annual installments on each of the fourth and fifth anniversaries of the date of grant. The remaining 50% of the award consists of performance-based restricted shares that will vest in equal installments on each of the fourth and fifth anniversaries of the date of grant, subject to Fortive obtaining positive net income for the four consecutive quarters following the Distribution.

The equity awards granted to Mr. Lico are subject to the terms and conditions of the Fortive Corporation 2016 Stock Incentive Plan, which was previously filed as Exhibit 10.1 to Fortive’s filing on Form 8-K, dated May 31, 2016 (the “Fortive Plan”), and individual award agreements between Fortive and Mr. Lico.

Distribution Adjustment Awards

In accordance with the previously disclosed terms of the Employee Matters Agreement by and between Danaher and Fortive, dated July 1, 2016 (the “Employee Matters Agreement”), Fortive’s executive officers were entitled to receive equity compensation awards relating to shares of Fortive common stock in replacement of previously outstanding awards of stock options (“Options”), time-based restricted stock units (“Time-Based RSUs”), performance-based restricted stock units (“Performance-Based RSUs”) and performance stock units (“Performance Stock Units”) that were granted to them under Danaher’s stock incentive plans prior to the Distribution.

Upon completion of the Distribution and in accordance with the Employee Matters Agreement, Fortive’s executive officers received replacement Fortive Options and Fortive Time-Based RSUs in respect of their existing Danaher Options and Danaher Time-Based RSUs. In addition, the Committee approved for the purpose of Section 162(m) of the Internal Revenue Code performance-based restricted shares of Fortive common stock (“Performance-Based Replacement Restricted Shares”) in replacement of the existing Danaher Performance-Based RSUs and Danaher Performance Stock Units (together with Danaher Performance-Based RSUs, the “Replaced Awards”).

The Performance-Based Replacement Restricted Shares are generally subject to the same terms and conditions, including vesting terms, as applied to the corresponding Replaced Awards, except that the performance conditions relating to Performance-Based Replacement Restricted Shares granted in replacement of Danaher Performance-Based RSUs relate to the achievement by Fortive of a positive net income vesting condition and the performance conditions relating to Performance-Based Replacement Restricted Shares granted in replacement of Danaher Performance Stock Units are bifurcated between goals relating to Danaher and Fortive on a pro-rata basis to reflect the relative portions of the performance period occurring before and after the Distribution.

The Performance-Based Replacement Restricted Shares were granted under the Fortive Plan. The value of the Performance-Based Replacement Restricted Shares equates to the value of the corresponding Replaced Awards.

The number of Performance-Based Replacement Restricted Shares held by Fortive’s named executive officers immediately following the Distribution is as follows:

Name	Position	Number of Performance-Based Replacement Restricted Shares for Danaher Performance-Based RSUs	Number of Performance-Based Replacement Restricted Shares for Danaher Performance Stock Units
James A. Lico	President and Chief Executive Officer	26,905	46,099
Charles E. McLaughlin	Chief Financial Officer	N/A	N/A
Patrick J. Byrne	Senior Vice President	N/A	N/A
Martin Gafinowitz	Senior Vice President	23,920	N/A
Patrick K. Murphy	Senior Vice President	N/A	N/A

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of July 1, 2016, immediately prior to the Distribution, the Certificate of Incorporation of Fortive was amended and restated (the “Amended and Restated Certificate of Incorporation”) and the Bylaws of Fortive were amended and restated (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the section entitled “Description of Fortive’s Capital Stock” in Fortive’s Information Statement, and such section is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Distribution, the Board adopted Fortive’s Standards of Conduct effective as of July 2, 2016. Copies of Fortive’s Standards of Conduct are available under the Investor Relations section of Fortive’s website at www.fortive.com.

Item 8.01.	Other Events.

On July 2, 2016, Fortive issued a press release announcing the completion of the Distribution and the start of Fortive’s operations as an independent company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the Distribution, the Board adopted Corporate Governance Guidelines effective as of July 2, 2016. A copy of Fortive’s Corporate Governance Guidelines is available under the Investor Relations section of Fortive’s website at www.fortive.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 2.1 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

3.1	Amended and Restated Certificate of Incorporation of Fortive Corporation

3.2	Amended and Restated Bylaws of Fortive Corporation

10.1	Employee Matters Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.2 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.2	Tax Matters Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.3	Transition Services Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.4	Intellectual Property Matters Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.4 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.5	DBS License Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

99.1	Press release of Fortive Corporation, dated as of July 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name:	Daniel B. Kim
Title:	Vice President - Associate General Counsel

Date: July 7, 2016

Exhibit Index

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 2.1 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

3.1	Amended and Restated Certificate of Incorporation of Fortive Corporation

3.2	Amended and Restated Bylaws of Fortive Corporation

10.1	Employee Matters Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.2 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.2	Tax Matters Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.3	Transition Services Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.4	Intellectual Property Matters Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.4 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

10.5	DBS License Agreement, dated as of July 1, 2016, by and between Fortive Corporation and Danaher Corporation (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to Fortive Corporation’s Registration Statement on Form 10, filed on March 3, 2016)

99.1	Press release of Fortive Corporation, dated as of July 2, 2016